UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 8, 2023

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14775	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2023, DMC Global Inc. (the “Company”) appointed James O’Leary, 60, as a director of the Company. Mr. O’Leary served as the Chairman and Chief Executive Officer of WireCo WorldGroup, Inc., a leading global manufacturer of engineered wire, steel rope, and synthetic rope, from January 2017 until July 2019. He was the Chairman and Chief Executive Officer of Kaydon Corporation, a diversified global manufacturer of precision industrial goods, from March 2007 until its sale in October 2013 and also served as a director of Kaydon from 2005 until the sale. He began his career at Deloitte & Touche LLP, where he served in positions of increasing responsibility from 1985 to 1993. He has served on the board of directors of Builders FirstSource, Inc. (BLDR) since 2021, having previously served as non-executive chairman of BMC Stock Holdings, Inc. from 2014 until its merger into Builders FirstSource in 2021. He also serves on the board of directors of Kinematics Manufacturing, Inc., ProSource Plumbing Supply and Sentient Science, Inc.

The board committees on which Mr. O’Leary will serve have not yet been determined. There are no arrangements or understandings between Mr. O’Leary and any other persons pursuant to which he was appointed to the board. There are no related party transactions between Mr. O’Leary and the Company that would be required to be reported under Item 404(a) of Regulation S-K. There are no family relationships between Mr. O’Leary and the Company’s executive officers and other directors. He will be compensated for his services as a director pursuant to the Company’s standard non-executive director compensation arrangements.

Item 7.01 Regulation FD Disclosure.

On November 13, 2023, the Company issued a press release announcing the Board changes described in Item 5.02 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information provided in Item 7.01 of this Current Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

Item 9.01     Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description
99.1	Press Release regarding appointment of James O'Leary as a director dated November 13, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC Global Inc.

Dated:	November 13, 2023	By:	/s/ Michelle Shepston
Michelle Shepston
Executive Vice President & Chief Legal Officer